Exhibit 23.3

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated May 29, 2001, included in this Form 11-K, into Exelon Corporation's previously filed Registration Statement File No. 333-49780.




                                             Washington, Pittman & McKeever, LLC


Chicago, Illinois
June 29, 2001





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